Exhibit 31.4

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

EXCHANGE ACT RULE 13a-14(a)

I, Mark Szynkowski, certify that:

1.    I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of Evolving Systems, Inc.; and

2.    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 8, 2021	By:	/s/ MARK SZYNKOWSKI
Mark Szynkowski
Principal Financial Officer